UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2006

STAR ENERGY CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-29323 (Commission File Number)	87-0643634 (IRS Employer Identification No.)

245 Park Avenue, 24th and 39th Floors
New York, New York 10167
(Address of principal executive offices)

212-792-4334
(Registrant’s telephone number, including area code)

_________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Stock Purchase Agreement relating to Volga-Neft Limited Company

On October 6, 2006, Star Energy Corporation (“Star”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Volga-Neft Limited Company, a corporation formed under the laws of the Russian Federation, Samara Region, Privolzhsky (“Volga”), and the two shareholders of Volga, who were Dzhalovyan Artiir Andreasovich and Dubrovskaya Olga AmUofyevna. Pursuant to the Stock Purchase Agreement, Star acquired Volga at a closing held on the same date by purchasing from Volga’s shareholders all of their respective shares of Volga’s common stock, which represented 100% of the issued and share capital of Volga. In consideration therefor, Star will deliver to Volga’s shareholders an aggregate of 10,000,000 shares of Star’s common stock. Such issuance represents 26.1% of the issued and outstanding shares of Star. As a result of the closing, Volga has become a wholly owned subsidiary of Star.

Pursuant to the Stock Purchase Agreement, Star further agreed to commence, as soon as practicable, a private placement of units, each unit consisting of one share of common stock and one warrant entitling the holder thereof to purchase one share of common stock for $2.00, expiring three years after the date thereof. The minimum number of units offered for sale shall be 1,000,000 units, and the maximum number of units offered for sale shall be 5,000,000 units. The purchase price of each unit shall be $1.00. The offer and sale of such units shall be made to accredited investors pursuant to a private placement in accordance with Rule 506 promulgated under the Securities Act. The private placement of the units shall be completed no later than 90 days after the date of the closing of the Stock Purchase Agreement.

Agreement with IAB Island Ventures SA

On October 6, 2006, Star and Volga entered into a separate agreement with IAB Island Ventures SA (“IAB”), pursuant to which IAB agreed to introduce Star and Volga to certain contacts for the purpose of financing either Star or Volga (the “IAB Agreement”). In consideration for IAB’s services, Star and Volga shall pay IAB 10% percent of the aggregate value of the transaction consummated with such a contact. The IAB Agreement will become effective only if and when the closing of the Stock Purchase Agreement is consummated.

Pursuant to the IAB Agreement, both Star and Volga further agreed that for 12 months after the closing of the Stock Purchase Agreement, neither company shall have more than 5 individuals on the Board of Directors of each respective company. For 12 months after the closing of the Stock Purchase Agreement, IAB shall have the right to appoint 2 nominees to the Board of Directors of each of Star and Volga. Neither Star nor Volga shall, without the prior written consent of IAB (which consent shall not be unreasonably withheld) declare or pay out any dividend, make any distribution, or redeem any equity securities, or issue any equity securities or other securities of either company.

Assignment between Star and Ruairidh Campbell

On October 6, 2006, an Assignment and Bill of Sale was entered into between Star and Ruairidh Campbell, a former officer and director of Star. Pursuant to such assignment, Mr. Campbell agreed to transfer to Star his 3,250,000 shares of Star’s common stock held by him for cancellation and return to Star’s authorized but unissued common shares. In consideration therefor, Star agreed to assign to him all of Star’s interests in a 15% working interest (12% net revenue interest) in and to certain oil and gas wells known as the Galvan Ranch Gas Wells, which are located in Webb County, Texas.

For all the terms of the Stock Purchase Agreement, the IAB Agreement, and the Assignment and Bill of Sale, reference is hereby made to such agreements annexed hereto respectively as Exhibits 10.1, 10.2, and 10.3. All statements made herein concerning such agreement are qualified by references to said exhibits.

Section 2. Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

The disclosure set forth above under Item 1.01 (Entry into Material Agreement) is hereby incorporated by reference into this Item 2.01.

Pursuant to the Stock Purchase Agreement discussed above in Item 1.01, on October 6, 2006, Star acquired all of the issued and outstanding shares of Volga by purchasing such shares from Volga’s two shareholders, Dzhalovyan Artiir Andreasovich and Dubrovskaya Olga AmUofyevna. In consideration therefor, Star delivered to Dzhalovyan Artiir Andreasovich and Dubrovskaya Olga AmUofyevna an aggregate of 10,000,000 shares of Star’s common stock. Such issuance represents 26.1% of the issued and outstanding shares of Star. As a result of the closing, Volga has become a wholly owned subsidiary of Star.

Volga was incorporated under the laws of the Russian Federation, Samara Region, Privolzhsky. Volga is engaged in the exploration, development and production of oil and gas resources in the Russian Federation. Volga owns a parcel of land in Chapaevsk, Russia, measuring approximately 30 000 square meters, on which Volga intends to build an oil refinery. In addition, Volga owns sixty nine vehicles used for the transportation of oil and inflammable loads. Volga currently employs approximately 185 persons.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

The disclosures set forth above under Item 1.01 (Entry into a Material Agreement) and Item 2.01 (Completion of Acquisition or Disposition of Assets) are hereby incorporated by reference into this Item 3.02.

On October 6, 2006, Star issued an aggregate of 10,000,000 shares of common stock to the two stockholders of Volga: Dzhalovyan Artiir Andreasovich and Dubrovskaya Olga AmUofyevna. The foregoing shares were issued pursuant to the Stock Purchase Agreement discussed above under Item 1.01. In consideration for such shares, the stockholders of Volga conveyed to Star all of their shares of the common stock of Volga. Such shares were issued under Section 4(2) of the Securities Act of 1933, as amended.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The disclosures set forth above under Item 1.01 (Entry into a Material Agreement) and Item 2.01 (Completion of Acquisition or Disposition of Assets) are hereby incorporated by reference into this Item 5.02.

On October 5, 2006, Ruairidh Campbell resigned from his positions as director and as Chief Financial Officer and Principal Accounting Officer of Star, effective as of such date.

On September 29, 2006, Pierre Besuchet resigned from his position as director of Star, effective as of such date.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of business acquired. The financial information required hereunder will be submitted by an amendment to this Current Report on Form 8-K within 71 calendar days from the date of this Report.

(b) Pro forma financial information. The financial information required hereunder will be submitted by an amendment to this Current Report on Form 8-K within 71 calendar days from the date of this Report.

(c) Exhibits. The following exhibits are included with this report:

Exhibit 10.1	Stock Purchase Agreement, dated October 6, 2006, among Star Energy Corporation, Volga-Neft Limited Company, and the shareholders of Volga-Neft Limited Company.

Exhibit 10.2	Agreement, dated October 6, 2006, among Star Energy Corporation, Volga-Neft Limited Company, and IAB Island Ventures SA

Exhibit 10.3	Assignment and Bill of Sale, dated October 6, 2006, between Star Energy Corporation and Ruairidh Campbell

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Star Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR ENERGY CORPORATION
(Registrant)

By:	/s/ Marcus Segal
Name: Marcus Segal
Title: Chief Executive Officer and President

Date: October 6, 2006